UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 700, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Flowserve Corporation’s (the “Company”) Board of Directors (the “Board”) approved an amendment to the Company’s By-Laws, effective May 14, 2026. Article III, Section 2 of the By-Laws, which sets forth the number of directors of the Company, was amended by the Board to decrease the number of directors of the Company from eleven to nine.

The foregoing description of the amendment contained in the By-Laws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the By-Laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2026, the Company held its virtual 2026 Annual Meeting. The number of shares present at the 2026 Annual Meeting was 116,322,393, representing 91.02% of the 127,795,413 shares issued and outstanding that were entitled to vote on March 17, 2026, the record date for the 2026 Annual Meeting.

Four items of business were submitted to shareholders at the 2026 Annual Meeting. The voting results for each proposal are set forth below:

1.   Election of Directors. The director nominees listed below were duly elected at the 2026 Annual Meeting for annual terms expiring in 2027 pursuant to the following votes:

Nominee	For	Against	Abstained	Broker Non-Votes
R. Scott Rowe	107,707,019	2,917,532	39,074	5,658,768
Sujeet Chand	107,733,881	2,856,280	73,464	5,658,768
Ruby R. Chandy	109,192,337	1,378,047	93,241	5,658,768
John L. Garrison	107,380,080	3,210,528	73,017	5,658,768
Cheryl H. Johnson	106,176,589	4,411,878	75,158	5,658,768
Michael C. McMurray	106,051,394	4,537,568	74,663	5,658,768
Thomas B. Okray	103,382,772	7,204,767	76,086	5,658,768
Brian D. Savoy	107,804,903	2,785,296	73,426	5,658,768
Ross B. Shuster	107,334,765	3,253,158	75,702	5,658,768

2.   Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	103,981,326
Votes AGAINST:	6,568,078
Votes ABSTAINED:	114,221
Broker Non-Votes:	5,658,768

3.   Ratification of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2026 was ratified pursuant to the following votes:

Votes FOR:	107,511,502
Votes AGAINST:	8,772,962
Votes ABSTAINED:	37,929
Broker Non-Votes:	N/A

4.   Shareholder Proposal – Requesting an Annual Advisory Shareholder Vote Regarding the Company’s Stock Repurchases. The shareholder proposal requesting that the Company conduct an annual advisory shareholder vote regarding the Company’s stock repurchases, did not pass, pursuant to the following votes:

Votes FOR:	4,009,237
Votes AGAINST:	105,292,037
Votes ABSTAINED:	1,362,351
Broker Non-Votes:	5,658,768

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 14, 2026

104	The cover page from Flowserve Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 15, 2026	By:	/s/ Susan C. Hudson
Susan C. Hudson
Senior Vice President, Chief Legal Officer and Corporate Secretary